Exhibit 99.1

Malacca Straits Acquisition Company Limited Receives Nasdaq Notification Regarding Public Float

New York, NY, April 26, 2023 (GLOBE NEWSWIRE) -- Malacca Straits Acquisition Company Limited (the “Company”) (Nasdaq: MLAC) announced that on April 21, 2023, it received a letter (the “Public Float Notice”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it no longer meets the minimum 500,000 publicly held shares required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Public Float Standard”). The Public Float Notice states that the Company has until June 5, 2023 to provide Nasdaq with a specific plan to achieve and sustain compliance with all Nasdaq Capital Market listing requirements, including the time frame for completion of its plan. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Public Float Notice has no immediate effect on the listing of the Company’s securities, and the Company’s securities continue to trade on the Nasdaq Capital Market.

The Company intends to provide Nasdaq, on or prior to June 5, 2023, with the Company’s plan to meet the Public Float Standard, and will evaluate available options to regain compliance with the Public Float Standard. However, there can be no assurance that the Company will be able to regain compliance under the Public Float Standard, or will otherwise be in compliance with other Nasdaq listing criteria.

About Malacca Straits Acquisition Company Limited

The Company is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company consummated its initial public offering on July 17, 2020. Its units, Class A ordinary shares and public warrants are each traded on the Nasdaq Capital Market under the symbols “MLACU”, “MLAC” and “MLACW,” respectively.

FORWARD-LOOKING STATEMENTS

The press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the Company’s ability to regain compliance with the Public Float Standard, its intention to submit a plan to Nasdaq and its plans to evaluate available options to regain compliance with the Public Float Standard. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties. A more complete discussion of the risks and uncertainties facing the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact

Gordon Lo
Chief Executive Officer

+852 21060888